SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 26,
1996

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of April 1, 1994 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1994-S11)



            Residential Funding Mortgage Securities I, Inc.
         (Exact name of registrant as specified in its charter)

        DELAWARE                333-4846         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)



                         Exhibit Index Located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)      Not applicable

                (b)      Not applicable

                (c) Exhibit (executed copies) - The following execution copy of an Exhibit to the Form S-3 Registration Statement of the Registrant is hereby filed:

                                                    Sequentially
Exhibit                                             Numbered
Number                                              Exhibit
                                                    Page


10.2        Amendment No. 1, dated as of
            September 26, 1996, to the Pooling           004
            and Servicing Agreement, dated as
            of April 1, 1994 among Residential
            Funding  Mortgage  Securities I,
            Inc.,  as company,  Residential
            Funding Corporation,  as master
            servicer, and The First National
            Bank of Chicago, as Trustee.



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                                                    SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  RESIDENTIAL FUNDING MORTGAGE
                                                  SECURITIES I, INC.



                                                  By:  /s/ Randy Van Zee
                                                  Name:   Randy Van Zee
                                                  Title:  Vice President


Dated:  October 10, 1996




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                                                         3

                                  Exhibit 10.3






             Amendment No. 1 to the Pooling and Servicing Agreement





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